CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Statement of comprehensive income [abstract]
Profit for the period	$ 124	$ 283	$ 281
Foreign currency translation	(12)	(94)	(33)
Fair value re-measurement of financial instruments	2
Other	2
Other comprehensive loss for the period, net of tax	(8)	(94)	(33)
Total comprehensive income for the period, net of tax	$ 116	$ 189	$ 248